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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 31, 2000


     CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2000,
                 providing for the issuance of the CWABS, INC.
                  Asset-Backed Certificates, Series 2000-3).


                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                       333-38686               95-4596514
----------------------------   -----------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                     Identification No.)



4500 Park Granada
Calabasas, California                                             91302
---------------------                                          ---------
(Address of Principal                                          (Zip Code)
Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240



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Item 5.  Other Events.
----     ------------

Filing of Certain Materials

     In connection with the issuance of CWABS, INC. Asset-Backed Certificates, Series 2000-3 (the "Certificates"), CWABS, INC. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1   Opinion of Brown & Wood LLP re Tax Matters.









--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 18, 2000 and prospectus supplement dated August 18, 2000, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2000-3.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CWABS, INC.



                                               By: /s/ Michael Muir
                                                   --------------------------
                                                       Michael Muir
                                                       Vice President



Dated:   August 31, 2000


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                                 Exhibit Index


Exhibit                                                                  Page

8.1               Opinion of Brown & Wood LLP re Tax matters               5

                                  Exhibit 8.1


                               BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                         NEW YORK, NEW YORK 10048-0557
                            TELEPHONE: 212-839-5300
                            FACSIMILE: 212-839-5599






                                                 August 31, 2000

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830

Countrywide Securities Corporation
4500 Park Granada
Calabasas, California 91302

The Bank of New York
101 Barclay Street, 12E
New York, New York 10286


                  Re:  CWABS, Inc.
                       Asset-Backed Certificates, Series 2000-3
                       ----------------------------------------


Ladies and Gentlemen:

         We have acted as special counsel for CWABS, Inc., a Delaware corporation (the "Company"), in connection with the issuance of the CWABS, Inc. Asset-Backed Certificates of the above-referenced Series (the "Certificates"). The Class A, Class M-1, Class M-2, and Class B Certificates are referred to herein as the "Public Certificates".

         The Certificates represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") created pursuant to a Pooling and Servicing Agreement dated as of August 1, 2000 (the "Pooling and Servicing Agreement") among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and master servicer, and The Bank of New York, as trustee (the "Trustee"). The assets of the Trust Fund consist primarily of a pool of conventional sub-prime mortgage loans (the "Mortgage Loans") secured by first and second liens on one- to four-family residential properties.

         Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

         In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

                  (1) Signed copy of the Registration Statement on Form S-3 (File No. 333-38686) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on June 6, 2000 (such registration statement, as declared effective by the Commission on July 31, 2000, is referred to herein as the "Registration Statement").

                  (2) The Prospectus dated August 18, 2000 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement relating to the Public Certificates, dated August 18, 2000 (the "Prospectus Supplement"), in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

                  (3) The Pooling and Servicing Agreement (together with the Prospectus and the Private Placement Memorandum, the "Documents").

                  (4)   A specimen Certificate of each Class of Certificates.

         In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Documents other than those contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

         As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Company and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Certificates.

         As of the Closing Date, each REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming
(i) elections are made with respect to each REMIC created pursuant to the Pooling and Servicing Agreement and (ii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder. The Public Certificates and the Class B-IO Certificates represent ownership of regular interests in a REMIC. The Class R Certificates represent ownership of the sole class of residual interest in each REMIC created pursuant to the Pooling and Servicing Agreement. The Carryover Reserve Fund, is an outside reserve fund that is not an asset of any REMIC created pursuant to the Pooling and Servicing Agreement. The rights of the Class A, Class M-1, Class M-2 and Class B Certificates to receive payments from the Carryover Reserve Fund represent, for federal income tax purposes, contractual rights combined with regular interests within the meaning of Treasury regulation ss.1.860G-2(i).

         The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                      Very truly yours,



                                      /s/BROWN & WOOD LLP
                                      -------------------
                                         BROWN & WOOD LLP




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